SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2004

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation	File Number	Identification No.)

10 S. First Avenue, Walla Walla, Washington		99362
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code) (360) 693-6650

Not Applicable
(Former name or former address, if changed since last report)

Item 4.     Changes in Registrant's Certifying Accountant.

        (a)     On June 9, 2004, the Registrant's Audit Committee determined that the firm of Deloitte & Touche LLP, Seattle, Washington, would no longer serve as the Registrant's certifying accountants. The decision to dismiss Deloitte & Touche LLP was made by the Audit Committee of the Board of Directors in consultation with management.

                The report of Deloitte & Touche LLP on the Registrant's financial statements for either of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

                During the Registrant's two most recent fiscal years and subsequent interim periods preceding the date of termination of the engagement of Deloitte & Touche LLP, the Registrant was not in disagreement with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report.

                Additionally, during the last two years and for the subsequent interim period preceding the date the Registrant determined to terminate Deloitte & Touche LLP, there were no reportable matters as defined in Regulation S-K Item 304(a)(1)(v).

                The Registrant requested that Deloitte & Touche LLP furnish the Registrant with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether they agree with the statements made in this Item 4, and if not, stating the respects in which they do not agree. The required letter from Deloitte & Touche LLP with respect to the above statements made by the Registrant is filed as Exhibit 16 hereto.

        (b)    On June 4, 2004, the Registrant's Audit Committee voted to engage Moss-Adams, LLP, Spokane, Washington, as the Registrant's certifying accountants for the fiscal year ending December 31, 2004 subject to Moss-Adams' acceptance of this engagement. On June 9, 2004 Moss-Adams contacted the Registrant accepting the engagement. The Registrant has not consulted with Moss-Adams, LLP during its two most recent fiscal years nor during any subsequent interim period prior to its appointment as auditor for the fiscal 2004 audit regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or regarding the reportable condition set forth in Regulation S-K Items 304(a)(2)(i) and (ii).

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

        Exhibit

          16     Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated June 11,
                   2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

DATE: June 11, 2004	By: /s/ D. Michael Jones
D. Michael Jones
President and Chief Executive Officer

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Exhibit 16

Letter from Deloitte & Touche LLP to the Securities
and Exchange Commission, dated June 11, 2004

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[Letterhead of Deloitte & Touche LLP]

June 11, 2004

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read Item 4 of Banner Corporation's Form 8-K dated June11, 2004, and have the following comments:

1.	We agree with the statements made in paragraphs 2, 3, 4 and the first sentence of paragraph 5.

2.	We have no basis on which to agree or disagree with the statements made in paragraph 1, the second sentence in paragraph 5, and paragraph 6.

Yours truly,

DELOITTE & TOUCHE LLP

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